                                                                    EXHIBIT 99.1

SYNOPSYS POSTS RECORD FINANCIAL RESULTS FOR FOURTH QUARTER AND FISCAL YEAR ENDED 1999

MOUNTAIN VIEW, California. October 26, 1999 - Synopsys, Inc., today reported its fourth quarter and annual results for the period that ended on October 2, 1999.

Revenue for the fourth quarter was $228.3 million, compared with pro forma revenue for the same period last year of $179.8 million, an increase of 27%. Net income was $53.0 million, or $0.72 per share, compared with pro forma net income of $37.2 million, or $0.53 per share, for the fourth quarter of fiscal 1998. This represents pro forma net income and earnings per share growth of 42% and 36%, respectively. Earnings before goodwill (EBG), which represents earnings per share on a fully diluted basis excluding amortization of intangible assets and unusual charges, if any, amounted to $0.75 per share, compared to $0.53 per share, for the fourth quarter of fiscal 1998, an increase of 42%. The fourth quarter fiscal 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems (divested on October 2, 1998) as well as unusual charges.

Revenue for the fourth quarter was $228.3 million, compared with $194.0 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 18%. Net income for the fourth quarter was $53.0 million or $0.72 per share, compared with net income of $37.1 million, or $0.53 per share for the fourth quarter of fiscal 1998.

Revenue for the fiscal year 1999 was $806.1 million, compared with pro forma revenue for the same period last year of $661.6 million, an increase of 22%. Pro forma net income, excluding unusual charges was $185.4 million or $2.52 per share, compared with pro forma net income of $123.0 million, or $1.77 per share for the same period last year. This represents pro forma net income and earnings per share growth of 51% and 42%, respectively. EBG amounted to $2.60 per share, compared to $1.77 per share, for the same period last year representing 47% growth. The fiscal year 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems as well as unusual charges.

Revenue for the fiscal year 1999 was $806.1 million, compared with $717.9 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 12%. Net income for the fiscal year 1999 was $161.4 million or $2.20 per share, compared with $89.4 million or $1.29 per share for the same period last year. This represents net income and earnings per share growth of 80% and 71%, respectively.

"Synopsys delivered a very strong fourth quarter, capping off a superior year for the company," commented Dr. Aart J. de Geus, chairman and CEO of Synopsys. "Our business and product strategies are fully engaged and helping customers solve their most complex challenges in IC design. Specifically, our Physical Synthesis product strategy has been extremely well received by many global semiconductor companies, and we are seeing an accelerating adoption of our offerings," continued de Geus. "As we look forward, Synopsys is particularly well positioned to help customers accelerate the pace of electronic product innovation."

ABOUT SYNOPSYS

Synopsys, Inc., (NASDAQ: SNPS) is a leading supplier of electronic design automation (EDA) solutions to the global electronics market. The company provides comprehensive design technologies to creators of advanced integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting services and support to its customers to streamline the overall design process and accelerate time to market. News and information are available at http://www.synopsys.com.

The sixth paragraph of this release contains forward-looking statements. These statements are based on the company's current expectations and beliefs, as well as certain assumptions regarding future events. Actual future results could differ materially from the results implied by these statements. Factors that could cause results to differ from those projected herein include: a lower than anticipated level of investment in EDA tools by the company's customers; failure to achieve the expected level of sales of the company's physical synthesis products; increasing competition in the market for the company's products and services; weakness in the semiconductor and or electronic systems industries; and the acquisition of other companies or the failure to successfully integrate them. For further discussion of these factors readers are referred to documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K, 10-Q, S-3, and 8-K, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME(1)
                      (in thousands, except per share data)

                                               Three Months Ended          Fiscal Year Ended
                                                  September 30,              September 30,
                                               1999         1998(2)        1999         1998(2)
                                             --------      --------      --------      --------
                                                  (unaudited)                   (audited)
Revenue:
   Product                                   $147,263      $115,455      $505,847      $430,979
   Service                                     81,063        78,562       300,251       286,961
                                             --------      --------      --------      --------
      Total revenue                           228,326       194,017       806,098       717,940
                                             --------      --------      --------      --------
Cost of revenue:
   Product                                     11,085        10,380        37,888        36,371
   Service                                     18,995        15,279        68,876        57,396
                                             --------      --------      --------      --------
      Total cost of revenue                    30,080        25,659       106,764        93,767
                                             --------      --------      --------      --------
Gross margin                                  198,246       168,358       699,334       624,173
                                             --------      --------      --------      --------
Operating expenses:
   Research and development                    45,106        41,537       167,085       156,663
   Sales and marketing                         68,440        63,519       241,639       245,376
   General and administrative                  12,717        11,082        47,132        47,179
   Amortization of intangible assets            3,476            --         7,907            --
   Merger-related and other costs                  --            --            --        51,009
   In-process research and development             --        28,878        21,176        33,069
                                             --------      --------      --------      --------
      Total operating expenses                129,739       145,016       484,939       533,296
                                             --------      --------      --------      --------
Operating income                               68,507        23,342       214,395        90,877
Other income, net                               9,426         7,914        37,016        25,984
                                             --------      --------      --------      --------
Income before provision for income
  taxes and extraordinary items                77,933        31,256       251,411       116,861
Provision for income taxes                     24,938        20,733        90,049        55,819
                                             --------      --------      --------      --------
Net income before extraordinary items          52,995        10,523       161,362        61,042
Extraordinary items, net of income tax
  expense                                          --        26,535            --        28,404
                                             --------      --------      --------      --------
Net income                                   $ 52,995      $ 37,058      $161,362      $ 89,446
                                             ========      ========      ========      ========
Basic earnings per share:
  Net income before extraordinary items      $   0.75      $   0.15      $   2.30      $   0.92
  Extraordinary items                              --          0.39            --          0.43
                                             --------      --------      --------      --------
  Net income                                 $   0.75      $   0.54      $   2.30      $   1.34
                                             ========      ========      ========      ========
  Weighted average common shares               70,324        68,037        70,118        66,568
                                             ========      ========      ========      ========
Diluted earnings per share:
  Net income before extraordinary items      $   0.72      $   0.15      $   2.20      $   0.88
  Extraordinary items                              --          0.38            --          0.41
                                             --------      --------      --------      --------
  Net income                                 $   0.72      $   0.53      $   2.20      $   1.29
                                             ========      ========      ========      ========
  Weighted average common shares
    and equivalents                            74,030        70,296        73,422        69,524
                                             ========      ========      ========      ========

(1) The Company had a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.

                                 SYNOPSYS, INC.

                    CONDENSED CONSOLIDATED BALANCE SHEETS(1)
                                 (in thousands)
                                    (audited)

                                                 September 30,   September 30,
                                                     1999           1998(2)
                                                  ----------        --------
ASSETS
Current assets:
  Cash and cash equivalents                       $  285,314        $164,548
  Short-term investments                             418,871         440,082
  Accounts receivable, net                           155,885         126,336
  Prepaid expenses, deferred taxes and other          54,663          42,461
                                                  ----------        --------
     Total current assets                            914,733         773,427

Property and equipment, net                          126,204          99,998
Long-term investments                                 53,277          38,265
Intangible assets, net                                57,393          20,230
Other assets                                          22,311          19,713
                                                  ----------        --------
        Total assets                              $1,173,918        $951,633
                                                  ==========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued liabilities        $  118,595        $117,412
  Current portion of long-term debt                    8,610           7,783
  Accrued income taxes                                50,036          50,313
  Deferred revenue                                   110,285          93,160
                                                  ----------        --------
     Total current liabilities                       287,526         268,668
                                                  ----------        --------

Long-term debt                                        11,642          13,138
Deferred compensation                                  9,154           4,886

Stockholders' equity:
  Capital stock                                      531,231         424,654
  Retained earnings                                  371,395         240,465
  Treasury stock, at cost                            (43,657)        (11,184)
  Accumulated other comprehensive income               6,627          11,006
                                                  ----------        --------
     Total stockholders' equity                      865,596         664,941
                                                  ----------        --------
        Total liabilities and
         stockholders' equity                     $1,173,918        $951,633
                                                  ==========        ========

(1) The Company had a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts for the period presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.

                                 SYNOPSYS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME(1)
                      (in thousands, except per share data)
                                   (unaudited)

                                            Three Months Ended           Fiscal Year Ended
                                               September 30,               September 30,
                                           1999(2)       1998(3)       1999(2)       1998(3)
                                          --------      --------      --------      --------
Revenue:
   Product                                $147,263      $109,555      $505,847      $407,980
   Service                                  81,063        70,273       300,251       253,572
                                          --------      --------      --------      --------
      Total revenue                        228,326       179,828       806,098       661,552
                                          --------      --------      --------      --------
Cost of revenue:
   Product                                  11,085         8,706        37,888        31,865
   Service                                  18,995        14,113        68,876        52,230
                                          --------      --------      --------      --------
      Total cost of revenue                 30,080        22,819       106,764        84,095
                                          --------      --------      --------      --------
Gross margin                               198,246       157,009       699,334       577,457
                                          --------      --------      --------      --------
Operating expenses:
   Research and development                 45,106        38,840       167,085       145,750
   Sales and marketing                      68,440        59,077       241,639       227,047
   General and administrative               12,717        10,138        47,132        43,164
   Amortization of intangible assets         3,476            --         7,907            --
                                          --------      --------      --------      --------
      Total operating expenses             129,739       108,055       463,763       415,961
                                          --------      --------      --------      --------
Operating income                            68,507        48,954       235,571       161,496
Other income, net                            9,426         7,914        37,016        25,964
                                          --------      --------      --------      --------
Income before provision for income
   taxes                                    77,933        56,868       272,587       187,460
Provision for income taxes                  24,938        19,623        87,227        64,503
                                          --------      --------      --------      --------
Net income                                $ 52,995      $ 37,245      $185,360      $122,957
                                          ========      ========      ========      ========
Basic earnings per share:
   Net income                             $   0.75      $   0.55      $   2.64      $   1.85
                                          ========      ========      ========      ========
   Weighted average common shares           70,324        68,037        70,118        66,568
                                          ========      ========      ========      ========
Diluted earnings per share:
   Net income                             $   0.72      $   0.53      $   2.52      $   1.77
                                          ========      ========      ========      ========
   Weighted average common shares
     and equivalents                        74,030        70,296        73,422        69,524
                                          ========      ========      ========      ========
Earnings before amortization of
   intangible assets (4)                  $   0.75      $   0.53      $   2.60      $   1.77
                                          ========      ========      ========      ========

(1) The Company had a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented exclude merger-related and other costs and in-process research and development.

(3) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc. Amounts exclude the results of the PCB/Systems business of Viewlogic Systems, Inc., merger-related and other costs, in-process research and development and extraordinary items.

(4) Earnings before amortization of intangible assets for the quarter and year ended September 30, 1999 were $55.4 million and $190.7 million. The tax effected amortization of intangible assets for the quarter and year ended September 30, 1999 were $2.4 million and $5.4 million.